                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CHINA PACIFIC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
1.  Title of each class of securities to which transaction applies:
    -----------------------------------------------------------------------
2.  Aggregate number of securities to which transaction applies:
    -----------------------------------------------------------------------
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    -----------------------------------------------------------------------
4.  Proposed maximum aggregate value of transaction:
    -----------------------------------------------------------------------
5.  Total fee paid:
    -----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount Previously Paid:
    -----------------------------------------------------------------------
2.  Form, Schedule or Registration Statement No.:
    -----------------------------------------------------------------------
3.  Filing Party:
    -----------------------------------------------------------------------
4.  Date Filed:
    -----------------------------------------------------------------------

                              CHINA PACIFIC, INC.

                         ROOM 2008, SUN HUNG KAI CENTRE
                                30 HARBOUR ROAD
                               WANCHAI, HONG KONG

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD WEDNESDAY, JULY 16, 1997

                            ------------------------

To the Shareholders of China Pacific, Inc.:

    An Annual Meeting of Shareholders of China Pacific, Inc. (the "Company") will be held at the Holiday Inn, Crowne Plaza, 31 Zong Fu Street, Chengdu, Sichuan, The People's Republic of China at 11:00 a.m., on Wednesday, July 16, 1997 for the following purposes:

    1. To elect seven directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

    2. To consider a proposal to ratify the appointment of Arthur Andersen & Co. SC as the Company's independent certifying accountants.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    These items of business are more fully described in the Proxy Statement accompanying this notice. Only shareholders of record at the close of business on May 29, 1997 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

    You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.

    YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                                          By Order of the Board of Directors

                                          Cheng Yuk Ching

                                          SECRETARY

Hong Kong

June 16, 1997

                              CHINA PACIFIC, INC.

                         ROOM 2008, SUN HUNG KAI CENTRE
                                30 HARBOUR ROAD
                               WANCHAI, HONG KONG

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 16, 1997

                             ---------------------

                                  INTRODUCTION

    The enclosed proxy is solicited on behalf of the Board of Directors of China Pacific, Inc. (the "Company") for use at the 1997 Annual Meeting of the Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at the Holiday Inn, Crowne Plaza, 31 Zong Fu Street, Chengdu, Sichuan, The People's Republic of China, on Wednesday, July 16, 1997 at 11:00 a.m. local time. This Proxy Statement and the accompanying proxy card will first be sent to shareholders on or about June 16, 1997.

VOTING AND SOLICITATION

    Only shareholders of record at the close of business on May 29, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, 8,956,384 shares of the Company's common stock, $.001 par value, (the "Common Stock"), were outstanding. Holders of Common Stock are entitled to one vote for each share of Common Stock held.

    The cost of soliciting proxies will be borne by the Company. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, facsimile or letter.

INCOMPLETE PROXIES AND REVOCATION OF PROXIES

    The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Properly executed proxies so received and on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein, FOR the ratification of the appointment of the designed independent accountants, and as the proxy holders deem advisable on other matters that may come before the meeting.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or time, or by attending the Annual Meeting and voting in person.

QUORUM, ABSTENTIONS AND BROKER NON-VOTES

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

    Directors will be elected by a plurality of votes cast at the Annual Meeting. Each of the other matters scheduled to come before the Annual Meeting requires the approval of a majority of the votes cast at the Annual Meeting. A stockholder who abstains from voting on any or all matters will be deemed present at the Annual Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the stockholder has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and/or does not exercise discretionary authority (a so-called "broker non-vote"), the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such other matters. Therefore, abstentions and broker non-votes will have no effect upon the election of directors or any other matter.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

    Proposals of shareholders of the Company which are intended to be presented by such shareholders at next year's annual meeting must be received by the Company no later than February 6, 1998 in order that they may be included in the proxy statement and form of proxy relating to the 1998 annual meeting.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    Seven directors are to be elected to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. The Board of Directors has nominated the seven persons specified in the table below to serve as directors (the "Nominees"). Each of the Nominees is currently serving as a director of the Company (Huang Jinhui resigned as a director in September 1996 and Thomas Tong Long Tin, Kwan Pak Hoo and Zhang Xin Min were appointed as directors in September 1996). If any Nominee is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the Board of Directors, or for such lesser number of directors in accordance with the Company's Bylaws. The Board of Directors has no reason to believe that any Nominee will be unable or unwilling to serve as a director if elected. Directors shall be elected from those persons duly nominated for such positions by a plurality of the votes actually cast by shareholders entitled to vote at the Annual Meeting who are present in person or by proxy. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

INFORMATION REGARDING NOMINEES

    Information with respect to each Nominee as of the Record Date is set forth below. The information as to age, principal occupation and directorships held has been furnished by each such Nominee.

                                                                                                SERVED AS DIRECTOR
                                                                                                   CONTINUOUSLY
          NAME AND AGE                              PRINCIPAL OCCUPATION(1)                            SINCE
--------------------------------  ------------------------------------------------------------  -------------------
Clement Mak Shiu Tong (44)......  President, Chief Executive Officer and Chairman of the Board            1994
                                  of Directors
                                  (Principal Executive Officer)
Cheng Yuk Ching (43)............  Vice President, Secretary and Director                                  1994
Thomas Tong Long Tin (31).......  Chief Financial Officer and Director                                    1996
                                  (Principal Financial and Accounting Officer)
Kwan Pak Hoo (38)...............  Managing Director of CCT Telecom                                        1996
                                  Holdings Limited and Non-Executive Director of Mei Ah Int'l
                                  Ltd.
Tan Jian Sheng (38).............  General Manager of the China Construction Bank,                         1996
                                  Guangdong Branch, International Division
Zhang Guo Liang (52)............  General Manager of Xinhua News Agency                                   1995
                                  Asia-Pacific Region
Zhang Xin Min (50)..............  President of Chengdu Guang-Wei House Development Co., Ltd.              1996

------------------------

(1) Unless indicated otherwise in the table or in the section captioned "Information Regarding Nominees," the individuals named in the table have held their positions for more than five years.

    The following is a biographical summary of the business experience of the Nominees.

    CLEMENT MAK SHIU TONG. Mr. Mak has served as President, Chief Executive Officer and Chairman of the Board of the Company since the Company's acquisition of China Pacific Construction (B.V.I.) Limited (China Pacific Construction) (formerly China Treasure Construction) in May of 1994. Mr. Mak was a founder of China Pacific Construction and its affiliates and has served as Chairman of China Pacific Construction since its inception in 1993. Since 1979, Mr. Mak has served as Chairman, and was a founder, of Kiu Yin Investment Co., Ltd. (formerly, Bondwell Electronics Limited), an electronics manufacturer. Mr. Mak has also served as Chairman of CCT Telecom Holdings Ltd., a company listed on the Hong Kong Stock Exchange, since 1994.

    CHENG YUK CHING. Ms. Cheng has served as Vice President, Secretary and a director of the Company since the Company's acquisition of China Pacific Construction in May of 1994. Previously, Ms. Cheng served as Vice President, Secretary and a director of Kiu Yin Investment Co., Ltd. from 1984 to 1996.

    THOMAS TONG LONG TIN. Mr. Tong has served as Financial Controller of the Company since 1994 and as Chief Financial Officer and a director of the Company since 1996. Prior to joining the Company, Mr. Tong served as an audit supervisor of Ho and Ho & Co., a certified public accounting firm in Hong Kong, from 1988 to 1994.

    KWAN PAK HOO. Mr. Kwan has served as a director of the Company since 1996. From 1994 to 1995, Mr. Kwan served as a director of IWI Holding Inc., a listed company on the Nasdaq Stock Exchange. Since 1996, Mr. Kwan has served as Managing Director of CCT Telecom Holdings Ltd. and Non-Executive Director of Mei Ah Int'l Ltd. Both companies are listed on the Hong Kong Stock Exchange.

    TAN JIAN SHENG. Mr. Tan has served as a director of the Company since 1996. From 1989 to 1994, Mr. Tan served as Department Head of the International Division of The China Construction Bank-Guangdong Branch, and has served as General Manager for the same company since 1994. China Construction Bank, Guangdong Branch, controls Guangdong Construction (B.V.I.) Co., Ltd., which in turn owns 49% of China Pacific Investment Holdings, an indirect holder of 36.3 percent of the Company's Common Stock. SEE "Beneficial Owners of Common Stock."

    ZHANG GUO LIANG. Mr. Zhang has served as a director of the Company since 1995. From 1989 to 1992, Mr. Zhang served as Secretary General of the Xinhua News Agency, and has served as General Manager of Xinhua News Agency Asia-Pacific Region since 1992.

    ZHANG XIN MIN. Mr. Zhang has served as a director of the Company since 1996. Since 1985, Mr. Zhang has served as Vice Chairman of Office Service International Centre in Ho Chi Minh City, Vietnam, President of
Chengdu-Guang-Sha Property & Industry & Commerce Co., and President of Chengdu Guang-Wei House Development Co., Ltd.

INFORMATION REGARDING EXECUTIVE OFFICERS

    The following table sets forth the names, ages and offices of the present executive officers of the Company who are not directors. The periods during which such persons have served in such capacities are indicated in the description of business occupations of such persons below. Information with respect to executive officers of the Company who are also directors is set forth above.

NAME                                                              AGE          POSITION
------------------------------------------------------------      ---      ----------------
Connie Mo...................................................          35    Vice President

    CONNIE MO. Ms. Mo has served as Vice President of the Company since the Company's acquisition of China Pacific Construction in May of 1994. Ms. Mo previously served as Treasurer and a director of the Company from May of 1994 until June of 1995. Previously, Ms. Mo served as Vice President, Treasurer and a director of Kiu Yin Investment Co., Ltd. from 1989 to 1995.

    There are no family relationships among any of the directors or executive officers of the Company.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

COMPLIANCE WITH SECTION 16(A) OF EXCHANGE ACT

    Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Report any failure to file by these dates during 1996. All of the filing requirements were satisfied on a timely basis in 1996. In making these disclosures, the Company has relied solely on written statements of its directors, executive officers and shareholders and copies of the reports that they filed with the Commission.

COMMITTEES AND ATTENDANCE OF THE BOARD OF DIRECTORS

    The Company presently maintains no standing committees of its Board of Directors. The Company intends to evaluate the creation of a standing Audit Committee and a standing Compensation Committee at such time as the Board deems appropriate.

    During the year ended December 31, 1996, the Board of Directors held three formal meetings. With the exception of Messrs. Tan Jian Sheng, Zhang Guo Liang, and Zhang Xin Min each director (during the period in which each such director served) attended at least 75% of the meetings of the Board of Directors.

EXECUTIVE COMPENSATION AND OTHER MATTERS

    The following table sets forth information concerning cash and non-cash compensation paid or accrued for services in all capacities to the Company during the year ended December 31, 1996 of the Chief Executive Officer and each of the next four most highly compensated executive officers of the Company whose compensation exceeded $100,000 (the "Named Officers"). Except for the Chief Executive Officer, the compensation of each of the Company's other executive officers did not exceed $100,000.

                                                  ANNUAL COMPENSATION                                              LONG TERM
                                                                                                                 COMPENSATION
                                                 ----------------------   OTHER ANNUAL                        -------------------
NAME AND PRINCIPAL POSITION                        YEAR     SALARY ($)      BONUS ($)         COMMISSION       STOCK OPTIONS ($)
-----------------------------------------------  ---------  -----------  ---------------  ------------------  -------------------
Clement Mak Shiu Tong..........................       1996     316,947         --                     (1)             --
  President, Chief Executive
  Officer and Chairman                                1995     194,069         --                     (1)             --
                                                      1994     252,264         --                     (1)             --

------------------------

(1) Although the officers receive certain perquisites such as auto allowances and Company-provided life insurance, the value of such perquisites did not exceed the lesser of $50,000 or 10% of the officer's salary.

BOARD REPORT ON EXECUTIVE COMPENSATION

    The Board of Directors, after taking into consideration the compensation of persons in similar positions in comparable companies, set the compensation of the Company's Chief Executive Officer, Mr. Clement Mak Shiu Tong, during 1996. Each member of the Board participated in determining such compensation. The Chief Executive Officer's compensation is not directly tied to the performance of the Company. Mr. Mak is responsible for determining the compensation of the Company's other executive officers.

                             THE BOARD OF DIRECTORS

   --      Clement Mak Shiu Tong      --      Kwan Pak Hoo

   --      Cheng Yuk Ching            --      Tan Jian Sheng

   --      Thomas Tong Long Tin       --      Zhang Guo Liang

                                      --      Zhang Xin Min

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As noted above, the Company does not have a standing compensation committee, or any other standing committees. However, Mr. Clement Mak Shiu Tong currently serves as the Chairman of the Board of CCT Telecom Holdings Ltd., while Mr. Kwan Pak Hoo serves as Managing Director of that company. Both are members of the Board of Directors of CCT Telecom Holdings Ltd. and that Board's compensation committee. Mr. Mak received no compensation from CCT Telecom Holdings, Ltd. for his service as Chairman of that company's Board during 1996.

COMPENSATION OF DIRECTORS

    The Company reimburses each director for all expenses of attending board meetings. Otherwise, no compensation of any nature is paid to non-employee directors, and no compensation is paid to employee directors for their service as directors.

EMPLOYMENT CONTRACTS

    The Company has no employment agreements with any of its employees and has no arrangements of any nature which would result in payments to officers or other persons as a result of any termination of employment or change in control of the Company.

BENEFICIAL OWNERS OF COMMON STOCK

    The following table is furnished as of the Record Date, to indicate beneficial ownership of shares of the Company's Common Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (2) each director, nominee for director and Named Officer of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.

                                                                       AMOUNT AND NATURE OF
                                                                       BENEFICIAL OWNERSHIP
NAME AND ADDRESS OF BENEFICIAL OWNER                                          (1)(2)            PERCENT OF CLASS (2)
-------------------------------------------------------------------  -------------------------  ---------------------
Clement Mak Shiu Tong..............................................          3,271,429(2)                 36.3%
  Room 2008, Sun Hung Kai Centre
  30 Harbour Road
  Wanchai, Hong Kong

Cheng Yuk Ching....................................................                  0                     0.0%

Tong Long Tin, Thomas..............................................                  0                     0.0%

Kwan Pak Hoo.......................................................                  0                     0.0%

Tan Jian Sheng.....................................................                  0                     0.0%

Zhang Guo Liang....................................................                  0                     0.0%

Zhang Xin Min......................................................                  0                     0.0%

All executive officers and directors as a group (7 persons)........          3,271,429                    36.3%

------------------------

(1) The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.

(2) All shares indicated as being held by Mr. Mak are held of record by C.P. Investment (B.V.I.) Ltd. ("CP Investment"), a wholly owned subsidiary of China Pacific Investment Holdings Ltd. ("China Pacific Investment Holdings"). China Pacific Investment Holdings is owned 51% by Kiu Yin Investment Co., Ltd., a company controlled by a discretionary trust established for the benefit of Mr. Mak's family, and 49% by Guangdong Construction (B.V.I.) Co., Ltd., which is, in turn, controlled by the China Construction Bank -- Guangdong Branch. In accordance with such ownership by Guangdong Construction (B.V.I.) Co., Ltd., Mr. Mak disclaims beneficial ownership of 49% (1,603,000) of the shares indicated above. In connection with the Company's disposal of its interest in the Sun City Project (the "Sun City Sale"), Mr. Mak and The China Construction Bank -- Guangdong Branch formed China Pacific Investment Holdings, which acquired all of the shares of CP Investment (formerly China Treasure Investment (B.V.I.) Limited) from China Treasure Holding (B.V.I.) Limited.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In 1995, the Company acquired its interest in China Pacific Steel, Ltd. ("CPS") from China Pacific Capital Limited ("CPCL") for total consideration of approximately $15.1 million (the "Chengdu Steel Acquisition"), which was payable $568,655 in cash at closing with the balance being payable in the form of a non-interest bearing demand promissory note secured by the stock of CPS. As of March 31, 1997, $4.0 million remained payable on such note. CPCL is controlled by Kiu Yin Investment, Co., Ltd., which controls CP Investment and which is itself controlled by a discretionary trust established for the benefit of the family of Mr. Clement Mak, the Company's Chairman and President.

    CP Investment held 3,271,429 shares of common stock of the Company as of the Record Date. C.P. Investment is wholly owned by China Pacific Investment Holdings, which is 51% owned by Kiu Yin Investment Co., Ltd., and 49% owned by Guangdong Construction (B.V.I.) ) Co., Ltd., which is wholly owned by The China Construction Bank, Guangdong Branch. As of March 31, 1997, CP Investment and China Pacific Investment Holdings had outstanding noninterest bearing loans to the Company of $361,000 and $536,000, respectively.

    During 1995, China Treasure Holding (B.V.I.) Ltd. (an indirect parent of the Company prior to the Sun City Sale, and now an affiliate of the Company, "China Treasure Holding") loaned $1.3 million to the Company and its subsidiaries at a commercial interest rate of 9% per annum. As of March 31, 1997, the balance remaining on this loan was $0.

    The Company has no existing corporate policy which prohibits or governs the terms of any such transactions.

STOCK PRICE PERFORMANCE GRAPH

    The following graph illustrates a comparison of the cumulative shareholder return (change in stock price plus reinvested dividends) of the Company's Common Stock with the Standard & Poor's SmallCap 600 Index (the "S&P SmallCap Index") and the Dow Jones Unweighted Steel Index (the "Dow Jones Steel Index"). Although Securities and Exchange Commission regulations generally require the graph to cover a five-year period, the graph below covers a 17 1/2 month period because the Company's Common Stock has only been traded on the NASDAQ SmallCap Market since approximately June 20, 1995. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or to indicate possible future performance of the Company's Common Stock.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       6/13/95 & 6/20/1995  12/29/95   12/31/96
China Pacific                     $ 100.00    $ 46.67    $ 24.17
S&P SmallCap 600                  $ 100.00   $ 114.74   $ 137.84
Dow Jones Steel Index             $ 100.00    $ 94.41    $ 80.52

    The comparison assumes a $100 investment made on June 20, 1995 (the approximate date the Company's Common Stock was listed on the NASDAQ SmallCap Market) in the Company's Common Stock and on June 13, 1995 in the securities comprising the S&P SmallCap Index and the Dow Jones Steel Index.

                                   PROPOSAL 2
                              INDEPENDENT AUDITORS

    The Board of Directors has selected Arthur Andersen & Co. SC as independent auditors for the year ending December 31, 1997, and recommends that the shareholders vote for ratification of such appointment. Arthur Andersen & Co. SC were also the Company's independent auditors in fiscal years 1996, 1995 and 1994. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

    Representatives of Arthur Andersen Co. SC are expected to be present at the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate inquiries from shareholders.

    Following the acquisition of China Treasure Construction (B.V.I.) Limited by the Company, operating under a former name of Bulls on the Run Production Corporation, on February 1, 1995, the Company's Board of Directors selected Arthur Anderson & Co. SC to serve as its new independent accountant and dismissed H.J. Swart & Company, P.A. ("H.J. Swart & Co."), who previously served as the independent accountants for Bulls on the Run Production Corporation.

    H. J. Swart & Co.'s reports on the financial statements of the Company for the fiscal years 1993 and 1992 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audits for fiscal years 1993 and 1992 and through February 1, 1995, there were no disagreements with H.J. Swart & Co. on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of H.J. Swart & Co., would have caused them to make reference thereto in its reports on the financial statements for such years.

    The information described above regarding the Company's decision to dismiss H.J. Swart & Co. as its independent accountants and select Arthur Andersen & Co. SC as its new independent accounts, along with a letter from H.J. Swart & Co. stating that it agrees with the above information regarding the Company's change of accountants, was fully disclosed in a Form 8-K filed with the SEC on February 1, 1995.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN & CO. SC AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                                 OTHER MATTERS

ANNUAL REPORT TO SHAREHOLDERS

    The Company's Annual Report to Shareholders for the year ended December 31, 1996, containing the audited consolidated balance sheets as of December 31, 1996 and December 31, 1995 and the related consolidated statements of income, stockholders' equity and cash flows for each of the past three fiscal years, is being mailed with this Proxy Statement to shareholders entitled to notice of the Annual Meeting.

    The Board knows of no other matters that will be presented at the Annual Meeting. If, however, any matter is properly presented at the Annual Meeting, the proxy solicited hereby will be voted in accordance with the judgment of the proxyholders.

                                          By Order of the Board of Directors

                                          Cheng Yuk Ching

                                          SECRETARY

HONG KONG

JUNE 16, 1997

--------------------------------------------------------------------------------
                                 CHINA PACIFIC, INC.
                   Annual Meeting of Shareholders -- July 16, 1997
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of China Pacific, Inc. (the "Company") hereby appoints Mak Shiu Tong as the nominee of the undersigned to amend and to act for and on behalf of the undersigned at the annual meeting of shareholders of the Company to be held on July 16, 1997 at 11:00 a.m. Pacific Daylight Time (for holders of shares as of May 29, 1997), and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at said meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the nominees named above are specifically directed to vote as indicated below.

1.  ELECTION OF DIRECTORS   [  ] FOR all nominees listed below  [  ] WITHHOLD
                                                                     AUTHORITY
                                                                     to vote
                                                                     for each
                                                                     nominee
                                                                     listed
                                                                     below

        Mak Shiu Tong, Cheng Yuk Ching, Thomas Tong  Long Tin, Kwan Pak Hoo,
                    Tan Jian Sheng, Zhang Guo Liang, Zhang Xin Min

[INSTRUCTION: to withhold authority to vote for any individual nominee write names of such nominee(s) below].

--------------------------------------------------------------------------------

2. PROPOSAL BY CHINA PACIFIC, INC. TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN & CO. AS THE COMPANY'S INDEPENDENT CERTIFYING ACCOUNTANTS.

              [   ]  FOR     [   ]  AGAINST      [   ]  ABSTAIN

                        (PLEASE SIGN AND DATE ON REVERSE SIDE)

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This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES OR PROPOSALS LISTED ABOVE. The undersigned hereby appoint(s) the proxyholders to vote as designated on this proxy, and, in their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                               Dated: ___________________, 1997

                                               ________________________________
                                                         Signature

                                               ________________________________
                                                  Signature if held jointly

Please sign and date exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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